UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 22, 2026

GridAI Technologies Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-37853	46-4993860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 502 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 589-7020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRDX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 22, 2026, GridAI Technologies Corp. (the “Company”) received a letter (the “Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with the filing of periodic financial reports requirement for continued listing on The Nasdaq Capital Market, under Listing Rule 5250(c)(1), because the Company has not yet filed its 10-K for the period ended December 31, 2025.

The Company has 60 calendar days from April 22, 2026, or through June 22, 2026, to submit to Nasdaq a plan to regain compliance with Listing Rule 5250(c)(1). If Nasdaq accepts the Company’s plan, Nasdaq may grant an extension of up to 180 calendar days from April 15, 2026, or through October 12, 2026, to regain compliance. If Nasdaq does not accept the Company’s plan, the Company will have the right to appeal such decision to a Nasdaq hearings panel.

The delay in filing the Company’s Annual Report on Form 10-K is due to the complexity in reviewing the accounting treatment and other information related to the Company’s recent acquisition of Grid AI Corp. The Company intends to file its Annual Report on Form 10-K as soon as possible, and to submit to Nasdaq, within the requisite time period, a plan to regain compliance with Listing Rule 5250(c)(1). There can be no assurance that Nasdaq will accept the Company’s plan or that the Company will be able to regain compliance with Listing Rule 5250(c)(1) or maintain compliance with any other Nasdaq requirement in the future.

The Company, by filing this Form 8-K, discloses its receipt of the notification from Nasdaq in accordance with Listing Rule 5810(b).

Item 7.01. Regulation FD Disclosure.

On April 28, 2026, the Company issued a press release announcing the receipt of Nasdaq notice regarding late 10-K filing. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, Dated April 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GridAi Technologies Corp.

April 28, 2026	By:	/s/ Jason D. Sawyer
	Name:	Jason D. Sawyer
	Title:	Chief Executive Officer